UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Groupon, Inc.
(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! Get informed before you vote View the Notice of Proxy Statement, Annual Report,1234567890123456789012345678901234567890, 123456789012345678 9012345678901234567890, 1234567890123456789012345678901234567890, 12345678901234567890123456789012345 67890 online OR you can receive a free paper copy of voting material(s) by requesting prior to <matcutoff>. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # GROUPON, INC. 2024 Annual Meeting Vote by June 11, 2024 11:59 PM ET GROUPON, INC. 35 W. WACKER, FLOOR 25 CHICAGO, IL 60601 You invested in GROUPON, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 12, 2024. Annual M eting Proxy Statement, Annual Report on Form 0-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.Pr x Vote.com, (2) call 1-800-579-1639 o (3) send n email to s ndmaterial@proxyvote.com. If sending an email, please include your con rol number (indicated below) in the subject line. Unless r quested, you will not otherwise r ceive a paper or email copy. Vote in Person at the Meeting* June 12, 2024 10:00 AM CDT Winston & Strawn LLP 35 West Wacker Drive Chicago, Illinois 60601 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends i i i l i i tock l r ti . l s f ll t i str ti s i i 1. To elect five directors from the nominees named in the proxy statement. Nominees: 01) Dusan Senkypl 03) Robert Bass 05) Theodore Leonsis 02) Jan Barta 04) Jason Harinstein For 2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024. For 3. To conduct an advisory vote to approve our named executive officer compensation. For 4. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers (i.e. every one, two, or three years). Year 5. To approve an amendment of the Groupon, Inc. 2011 Incentive Plan, as amended to increase the number of authorized shares thereunder. For 6. To approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the other proposals at the time of the Annual Meeting. For NOTE: To transact other business that may properly come before the Annual Meeting.